Consolidated Financial Statements Bridge It, Inc. and Subsidiaries September 30, 2024 EXHIBIT 99.2

Table of Contents Page Consolidated Financial Statements Consolidated Balance Sheet 1 Consolidated Statement of Income 2 Consolidated Statement of Stockholders’ Equity 3 Consolidated Statement of Cash Flows 4 Notes to the Consolidated Financial Statements 5

Consolidated Financial Statements

Bridge It, Inc. and Subsidiaries See accompanying notes. 1 Consolidated Balance Sheet (in thousands, except share and per share amounts) September 30, 2024 (unaudited) CURRENT ASSETS Cash $ 33,561 Restricted cash 6,016 Customer cash advances, net of allowance for credit losses of $5,624 43,727 Accounts receivable, net of allowance for credit losses of $0 2,535 Accrued revenue, net of allowance for credit losses of $0 1,576 Operating lease right-of-use assets 20 Prepaid expenses and other current assets 2,044 Total current assets 89,479 Property and equipment, net 148 Internally developed internal use software, net 5,441 Other long-term assets 165 Total assets $ 95,233 CURRENT LIABILITIES Accounts payable $ 3,325 Accrued liabilities 1,920 Credit facility, net of debt issuance costs 49,300 Simple agreements for future equity notes payable 8,652 Loans payable, related party and other lenders 539 Operating lease liabilities, short-term 21 Other current liabilities 1,500 Total current liabilities 65,257 Total liabilities 65,257 Commitments and contingencies (Note 11) Series Seed preferred stock, par value per share $0.00001, 122,702 shares authorized, issued and outstanding at September 30, 2024 - Series A-1 preferred stock, par value per share $0.00001, 139,391 shares authorized, issued and outstanding at September 30, 2024 - Series A-2 preferred stock, par value per share $0.00001, 10,644 shares authorized, issued and outstanding at September 30, 2024 - Series A-3 preferred stock, par value per share $0.00001, 33,229 shares authorized, issued and outstanding at September 30, 2024 - Common stock, par value per share $0.00001, 1,000,000 shares authorized, 564,322 shares issued and outstanding at September 30, 2024 - Additional paid-in capital 50,654 Accumulated deficit (20,678) Total stockholders’ equity 29,976 Total liabilities and stockholders’ equity $ 95,233 STOCKHOLDERS’ EQUITY ASSETS LIABILITIES

Bridge It, Inc. and Subsidiaries See accompanying notes. 2 Consolidated Statement of Income (in thousands) Nine Months Ended September 30, 2024 (unaudited) OPERATING REVENUES Subscription revenue $ 86,532 Expedited Transfer Fee revenue 19,275 Marketplace revenue 7,260 Total operating revenues 113,067 COST OF REVENUE Customer cash advance credit losses 25,419 Processing and service fees 13,972 Total cost of revenue 39,391 OPERATING EXPENSES Advertising and marketing 37,242 Wages and benefits 9,486 Technology and infrastructure 4,279 Professional fees 1,768 Depreciation and amortization 1,570 Other general and administrative expenses 1,330 Total operating expenses 55,675 OTHER INCOME (EXPENSE) Interest income 352 Interest expense (4,388) Other miscellaneous income 2,488 Total other expenses, net (1,548) NET INCOME BEFORE PROVISION FOR INCOME TAXES 16,453 Provision for income taxes 831 Net income $ 15,622

Bridge It, Inc. and Subsidiaries See accompanying notes. 3 Consolidated Statement of Stockholders’ Equity (in thousands, except share amounts) Nine Months Ended September 30, 2024 (unaudited) Additional Accumulated Total Shares Amount Shares Amount Shares Amount Shares Amount Shares Amount Paid-in Capital Deficit Equity Balance at December 31, 2023 122,702 -$ 139,391 -$ 10,644 -$ - -$ 560,383 -$ 40,754$ (36,300)$ 4,454$ Issuance of common stock - - - - - - - - 3,939 - 125 - 125 Series A-3 financing - - - - - - 33,229 - - - 9,627 - 9,627 Stock-based compensation - - - - - - - - - - 148 - 148 Net income - - - - - - - - - - - 15,622 15,622 Balance at September 30, 2024 122,702 $ - 139,391 $ - 10,644 $ - 33,229 $ - 564,322 $ - 50,654 $ (20,678) 29,976 Common StockPreferred A-1 StockPreferred Seed Stock Preferred A-2 Stock Preferred A-3 Stock

Bridge It, Inc. and Subsidiaries See accompanying notes. 4 Consolidated Statement of Cash Flows (in thousands) Nine Months Ended September 30, 2024 (unaudited) CASH FLOWS FROM OPERATING ACTIVITIES Net income 15,622$ Adjustments to reconcile net income to net cash provided by operating activities Depreciation and amortization 1,570 Customer cash advance credit losses 25,419 Stock-based compensation 148 Amortization of debt issuance costs 141 Non-cash interest 256 Non-cash operating lease expense 226 Changes in operating assets and liabilities Accounts receivable (960) Accrued revenue (434) Prepaid expenses and other current assets (1,152) Accounts payable (254) Operating lease liabilities (229) Accrued liabilities and other current liabilities 272 Net cash provided by operating activities 40,625 CASH FLOWS FROM INVESTING ACTIVITIES Net disbursements and collections of customer cash advances (35,166) Capitalization of internally developed internal use software (2,799) Purchase of property and equipment (46) Net cash used in investing activities (38,011) CASH FLOWS FROM FINANCING ACTIVITIES Proceeds from stock options exercised 125 Proceeds from credit facility 11,400 Payments on loans payable, related party and other lenders (305) Net cash provided by financing activities 11,220 NET INCREASE IN CASH AND RESTRICTED CASH 13,834 CASH AND RESTRICTED CASH, beginning of year 25,743 CASH AND RESTRICTED CASH, end of year 39,577$ The following table provides a reconciliation of cash and restricted cash reported within the consolidated balance sheet with the same as shown in the consolidated statement of cash flows: Cash 33,561$ Restricted cash 6,016 Total cash and restricted cash, end of year 39,577$ SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION Conversion of convertible debt from Series A-3 financing 9,627$ SUPPLEMENTAL CASH FLOW INFORMATION Cash paid during the year for Income taxes 1,610$ Interest 3,587$

Bridge It, Inc. and Subsidiaries 5 Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) Note 1 – Nature of Operations Organization and business – Bridge It, Inc. (the Company, Brigit, or Bridge It), is a Delaware corporation founded in October 2017 and headquartered in New York, New York. The Company owns 100% of its subsidiary, Brigit – Kala SPV, LLC. The Company also owns 100% of its four dormant subsidiaries: Brigit SPV1, LLC; Brigit – Lowell SPV, LLC; Brigit SPV3, LLC; and Brigit SPV4, LLC. The Company, through its mobile and web application, offers various financial health products and tools including Finance Helper, Earn and Save, Instant Cash, Credit Builder, Identity Theft Protection, and more. The Company offers the following features for free: Finance Helper – Finance Helper helps members (User or Users) improve money habits through budgeting tools, personalized real-time recommendations, providing an overview of their expenses, overdraft prediction, and bill forecasting. Brigit also creates financial literacy content that helps Users budget more effectively. Earn and Save – The Company hosts third-party offers for Users to increase their income, save money, and get access to credit. Users can explore available full-time jobs, find additional part-time work to supplement their existing income, and perform other tasks to earn money (i.e. take surveys, etc.). Additionally, Users can apply to get access to credit, such as personal loans and car loans, from third- party partners. Brigit earns a commission from the third-party partners for referring Brigit’s customers to utilize the partner’s services (Marketplace Partners, MP Partners). The paid subscription versions offers all the features of the free version, plus additional features: Instant Cash – Brigit provides earned wage access advances between $50 and $250 dollars when needed. By leveraging cash flow information from the User’s bank account as well as user verified income information, Brigit’s algorithm assesses their earned income and ability to repay, with no FICO needed and no impact on credit scores. Brigit’s algorithms also predict when a user may fall short and can automatically send advances to the User’s account if they choose (this is an opt in feature). Brigit offers an optional expedited delivery of the cash advance for a small payment (Expedited Transfer Fee). Credit Builder – Credit Builder helps Users establish or improve their credit scores. The loans are originated by and held with the Company’s bank partner. Unlike traditional loans, the primary goal of Credit Builder is not to provide immediate access to funds, but to allow Users to demonstrate creditworthiness through consistent payments. When a User opens a Credit Builder loan, the entire proceeds of the loan are moved into a secured deposit account (the User does not have access to these proceeds). The Credit Builder loan forms a new tradeline on the borrower’s credit report. The User then makes installment payments over a period typically set at 24 months. These payments are reported to the three largest credit reporting agencies. Credit Builder promotes savings because the User’s payments accumulate in a deposit account, to be withdrawn by the User. The activities related to Credit Builder are not recorded on the Company’s consolidated balance sheet.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 6 Note 2 – Summary of Significant Accounting Policies Basis of accounting – The accounting and reporting policies of the Company are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (GAAP). Principles of consolidation – The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated upon consolidation. Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. Management’s significant estimates include the allowance for credit losses, the capitalization of internally developed internal use software and useful life, the determination of the fair value of the Company’s common stock used in the calculation of stock-based compensation, and the valuation allowance for deferred tax assets. Cash – The Company’s cash is held in various financial institutions. At times throughout the year, balances can exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The Company has not experienced any historical losses associated with balances maintained with financial institutions in excess of FDIC insurance limits, and management continues to monitor the financial condition of the financial institutions where these funds are held. Restricted cash – Restricted cash primarily represents cash held at financial institutions to meet prefunding obligations of cash advance, as well as cash that is pledged as collateral for specific accounts that may become overdrawn, and minimums required by financial institutions to keep the bank account open. As of September 30, 2024, the Company had $6,016 in restricted cash required to be held for potential overspend with processors, bank account minimums, and prefunding obligations. Customer cash advances, net of allowance for credit losses – Customer cash advances are recorded at their original advance amount and reduced by an allowance for credit losses. Customer cash advances are treated as finance receivables under Accounting Standards Codification (ASC) 310, Receivables. The Company pools its customer advances, all of which are short-term in nature, based on similar risk characteristics to assess their risk of credit loss. The Company uses an aging method and historical loss rates as a basis for estimating the allowance for credit losses. The Company considers whether reasonable and supportable forecasts about future conditions warrant an adjustment to its historical loss experience. The Company evaluates current economic conditions, changes in customer payment terms, and cash collections subsequent to the balance sheet date to assess for such adjustments. The allowance for credit losses is recognized upon the origination of customer cash advances. Any changes in the estimate of lifetime expected credit losses are recognized in customer cash advance losses in the consolidated statement of income.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 7 Customer cash advances are deemed not collectible after 45 days beyond the due date and are written- off as a reduction to the allowance for credit losses and gross customer cash advance balance. Subsequent recoveries of written-off customer cash advances are recorded when received as a recovery to the allowance for credit losses. Accounts receivable – The Company’s accounts receivable consist of trade receivables derived primarily from its contracts with Marketplace Partners. At each consolidated balance sheet date, the Company evaluates an expected allowance for credit losses. Management evaluates the ability to collect accounts receivable based on a combination of factors. All trade receivables are short-term in nature, and most of the Company’s clients are recurring customers with established payment histories. An allowance for credit loss is maintained, as necessary, based on the length of time receivables are past due or the status of a partner’s financial position. An expected loss model is utilized to assess potential future credit loss based on historical payment trends and a reasonable and supportable forecast. The Company writes off receivables when there is information that indicates the debtor is facing significant financial difficulty and there is no possibility of recovery. Management has determined that no allowance for credit loss is necessary as of September 30, 2024. Accrued revenue – The Company’s accrued revenue consists of subscription revenue and Expedited Transfer Fee revenue earned but not yet collected from Users. Management evaluates the ability to collect accrued revenue based on a combination of factors. All accrued revenue is short-term in nature. A reserve for credit loss is maintained, as necessary, based on the length of time receivables are past due. An expected loss model is utilized to assess potential future credit loss based on historical payment trends. The Company writes off receivables when there is information that indicates the debtor is facing significant financial difficulty and there is no possibility of recovery. Management has determined that no allowance for credit loss is necessary as of September 30, 2024. Property and equipment – Property and equipment are stated at cost less accumulated depreciation. Property and equipment are recorded at cost and depreciated over the estimated useful lives ranging from 5 to 7 years using the straight-line method. Maintenance and repair costs are charged to operations as incurred and included within other general and administrative expenses in the consolidated statement of income. Impairment of long-lived assets – The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets consist primarily of property and equipment and internally developed internal use software. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset group to future net cash flows expected to be generated by the asset group. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. The Company did not recognize any impairment charges for long-lived assets for the nine months ended September 30, 2024.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 8 Internally developed internal use software – Internally developed internal use software is capitalized when preliminary development efforts are successfully completed, it is probable that the project will be completed, and the software will be used as intended. Capitalized costs consist of salaries and compensation costs for employees, costs paid to third-party consultants who are directly involved in development efforts, and costs incurred for upgrades and enhancements to add functionality to the software. Other costs are expensed as incurred. In-process development costs consists of costs incurred on projects that are still in development and not been placed in service as of September 30, 2024. The Company evaluates impairment of its internal-use software whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the asset is not recoverable, measurement of an impairment loss is based on the fair value of the asset. When an impairment loss is recognized, the carrying amount of the asset is reduced to its estimated fair value. The Company does not believe there have been any other changes in circumstances that would indicate an impairment loss is necessary as of September 30, 2024. Amortization of internally developed internal use software commences when the software is ready for its intended use, i.e., after all substantial testing is complete. Internally developed internal use software is amortized over its estimated useful life of three years. Leases – The Company leases office space which is considered an operating lease. Options to extend or terminate the lease are considered as part of calculating the lease term to the extent that the option is reasonably certain of exercise. The lease does not include the option to purchase the leased property. The incremental borrowing rate (IBR) represents the rate of interest the Company would expect to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms. When determinable, the Company uses the rate implicit in the lease to determine the present value of lease payments. As the Company’s leases do not provide an implicit rate, the Company uses its IBR based on the information available at the lease commencement date in determining the present value of lease payments. Transactions give rise to leases when the Company receives substantially all the economic benefits from and has the ability to direct the use of specified property and equipment. The Company determines if an arrangement is a lease at inception. Right-of-use (ROU) assets represent the Company’s right to use, or control the use of, a specified asset for the lease term. Lease liabilities are the Company’s obligation to make lease payments arising from a lease and are measured on a discounted basis. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term on the commencement date. The operating lease ROU asset includes any lease payments made and initial direct costs incurred and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expense for minimum lease payments continues to be recognized on a straight-line basis over the lease term. Advertising and marketing – Advertising and marketing costs are charged to operating expense as incurred and were $37,242 for the nine months ended September 30, 2024.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 9 Convertible debt – The Company accounts for the proceeds from the issuance of convertible promissory notes payable in accordance with ASC 470-20, Debt with Conversion and Other Options. The Company also considered the bifurcation guidance for embedded derivatives per ASC 815-15, Embedded Derivatives, and ASC 815-40, Contracts in Entity’s Own Equity. Pursuant to ASC 470-20, the Company accounted for the entire convertible instrument (including the conversion option) as a single debt instrument. Simple agreements for future equity (SAFE) notes payable – The Company accounts for the proceeds from the issuance of SAFE notes payable in accordance with ASC 480-10, Distinguishing Liabilities from Equity. The Company has determined that as of September 30, 2024, fair value approximates the initial proceeds of the SAFE notes payable. Revenue recognition – Operating revenues consist of monthly subscription revenue, Expedited Transfer Fee revenue, and marketplace revenues. Expedited Transfer Fee revenue is recognized in connection with customer advances. Marketplace revenues are recognized in connection with customer traffic added and/or conversions to the MP Partners’ product/services. The Company accounts for its subscription and marketplace revenue in accordance with ASC 606, Revenue from Contracts with Customers. The Company accounts for its Expedited Transfer Fee revenue in accordance with ASC 310 as a nonrefundable fee recognized over the expected cash advance term. To determine revenue recognition for subscriptions and Marketplace revenue that the Company determined are within the scope of ASC 606, the Company performed the following five steps: (i) identified the contract(s) with a customer, (ii) identified the performance obligations in the contract, (iii) determined the transaction price, (iv) allocated the transaction price to the performance obligations in the contract, and (v) recognized revenue when (or as) the entity satisfies a performance obligation. The Company only applied the five-step model to arrangements that met the definition of a contract under ASC 606, including when it is probable that the entity would collect the consideration it is entitled to in exchange for the services it transferred to the customer. At contract inception, once the contract was determined to be within the scope of ASC 606, the Company assessed the goods or services promised within each contract, determined those that were performance obligations, and assessed whether each promised service was distinct. The Company then recognized as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation was satisfied. Subscription revenue – Subscription payments are received on a monthly basis from Users who upgrade to a subscription via the Company’s mobile application and/or web browser. Depending on the optional subscription tier, the User gains access to the following: Budgeting Tools, Credit Monitoring, Credit Builder, Identity Theft Protection, and Instant Cash. This payment can range based on a variety of factors and higher cost tiers generally offer additional services. The Company continually fulfills its obligation to each User over the subscription term. The series of distinct services represents a single performance obligation that is satisfied over time. The Company recognizes revenue ratably as the User receives and consumes the benefits of the platform throughout the monthly contract period. Price concessions are a form of variable consideration and are granted to Users who have insufficient funds when subscription payments are due and not collected. The Company accounts for price concessions each month based on the actual amounts collected from Users.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 10 Expedited Transfer Fee revenue – The Company receives a payment from Users for routing a cash advance request via a faster delivery method. Expedited Transfer Fee payments from Users are recognized as revenue over the expected term of the associated customer cash advance. Marketplace revenues – The Company serves offers from the MP Partners’ products and services on its mobile application. The Company receives a payment based on contractual terms, generally on the basis of customer traffic and/or conversions brought to such products or services. Marketplace revenues are recognized over the expected term of the associated customer contract as the performance obligation is satisfied over time. Processing and service fees – The Company pays various fees to third parties to facilitate movement of funds such as disbursement and collection of cash advance, collection of subscription revenue, collection of Expedited Transfer Fee revenue, fees to connect to a User’s bank account, and other fees to fulfill services related to the Company’s products. These expenses are classified as a cost of revenue. Stock-based compensation – Compensation cost is estimated and recognized for stock options and restricted stock awards issued to employees based on the following: Stock options – ASC 718, Compensation – Stock Compensation (ASC 718), requires the estimate of the fair value of all stock-based payments to employees, including grants of stock options, to be recognized in the statement of income over the requisite service period. Under ASC 718, employee option grants are generally valued at the grant date and those valuations do not change once they have been established. The fair value of each option award is estimated on the grant date using the Black-Scholes Option Pricing Model. As allowed by ASC 718, the Company’s estimate of expected volatility is based on its peer company average volatilities, including industry, stage of life cycle, size, and financial leverage. The risk- free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant valuation. The Company recognizes forfeitures as they occur. Subsequent modifications to outstanding awards result in incremental cost if the fair value is increased as a result of the modification. Restricted stock awards – Restricted stock awards (RSAs) are valued on the grant date. The fair value of the RSAs is equal to the estimated fair value of the Company’s common stock on the grant date. This compensation cost is recognized over the requisite service period as a component of stock-based compensation expense, presented within compensation and benefits in the consolidated statement of income. The Company recognizes forfeitures as they occur. Income taxes – The Company follows ASC 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the asset will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 11 ASC 740 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained in a court of last resort, based on the technical merits. If it is more likely than not, the amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination, including compromise settlements. For tax positions not meeting the more likely than not threshold, no tax benefit is recorded. The Company had no unrecognized tax benefits as of September 30, 2024. ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods, and requires increased disclosures. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company did not recognize interest or penalties as a component of income tax expense during the nine months ended September 30, 2024. There are no accrued interest and penalties as of September 30, 2024. Subsequent events – Subsequent events are events or transactions that occur after the consolidated balance sheet date but before consolidated financial statements are available to be issued. The Company recognizes in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the consolidated balance sheet, including the estimates inherent in the process of preparing the consolidated financial statements. The Company has evaluated subsequent events through April 17, 2025, which is the date the consolidated financial statements were available to be issued. On January 31, 2025 (Closing Date), the Company was acquired by Upbound Group, Inc. (Upbound). Pursuant to the Merger Agreement, Upbound issued to the stockholders of the Company an aggregate of approximately 2.7 million shares of Upbound’s common stock, par value $0.01 per share and aggregate closing cash consideration equal to approximately $278.7 million, subject to customary post-closing working capital adjustments. In addition, Upbound will pay the Company’s stockholders $75 million in deferred consideration, payable in multiple installments, $37.5 million of which will be payable 30 days following the first anniversary of the Closing Date and the remainder of which will be payable no later than 30 days following the second anniversary of the Closing Date. The payment of the deferred consideration is subject to acceleration if certain acceleration events specified in the Merger Agreement occur prior to the payment of the deferred consideration. The Company stockholders may also receive up to $60 million in earnout payments based on the achievement of certain financial performance metrics for the business in 2026. The earnout payments are subject to acceleration if certain acceleration events specified in the Merger Agreement occur prior to the final calculation and payment of the earnout payments. Note 3 – Customer Cash Advances, Net Customer cash advances, net, represent outstanding cash advances less allowance for credit losses.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 12 Below is detail of customer cash advances, net as of September 30, 2024: Gross Customer Allowance for Customer Cash Days From Origination Cash Advances Credit Losses Advances, net 1-10 33,011$ (1,324)$ 31,687$ 11-30 12,655 (1,945) 10,710 31-60 3,628 (2,355) 1,273 61-90 57 - 57 91-120 - - - Total 49,351$ (5,624)$ 43,727$ As of September 30, 2024 The roll-forward of the allowance for credit losses is as follows: Beginning, allowance for credit losses at December 31, 2023 3,339$ Plus customer cash advance credit losses 25,419 Less amounts written-off (24,850) Plus amounts recovered 1,716 Ending, allowance for credit losses at September 30, 2024 5,624$ Note 4 – Property and Equipment, Net Property and equipment consisted of the following as of September 30, 2024: Machinery and equipment 290$ Less accumulated depreciation (142) Property and equipment, net 148$ Depreciation expense for the nine months ended September 30, 2024, was $37.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 13 Note 5 – Internally Developed Internal Use Software The Company’s internally developed internal use software consisted of the following as of September 30, 2024: Gross carrying value 8,240$ Less accumulated amortization (3,474) Net book value 4,766 In-process development costs 675 Internally developed internal use software, net 5,441$ Future amortization consisted of the following as of September 30, 2024: 2024 662$ 2025 2,425 2026 1,770 2027 584 Total future amortization 5,441$ Amortization expense for the nine months ended September 30, 2024, was $1,533. Note 6 – ROU Assets and Lease Liabilities The Company leases office space under a long-term operating lease with a lease term through January 2025. Subsequent to September 30, 2024, the Company modified the lease term through January 2027 and entered into a new lease for additional office space. Operating lease expense for the nine months ended September 30, 2024, was $194. Cash paid for amounts included in the measurement of operating lease liabilities was $185 for the nine months ended September 30, 2024. Significant assumptions used by the Company in determining the fair value at lease inception are as follows: Weighted-average remaining lease term in years for operating leases - Weighted-average discount rate for operating leases 12.87%

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 14 The undiscounted cash flows for future maturities of the Company’s operating lease liabilities and the reconciliation of the undiscounted cash flows to the operating lease liabilities recognized in the Company’s consolidated balance sheet as of September 30, 2024, are as follows: 2024 (excluding the nine months ended September 30, 2024) 21$ Total undiscounted cash flows 21 Less present value discount - Total operating lease liabilities 21$ Note 7 – Credit Facility, Net On November 9, 2020, the Company entered into a credit facility agreement with a financial institution to provide a borrowing availability of $75,000 which can be increased to a maximum of $125,000 if certain conditions are met. The credit facility bears interest at the three-month average Secured Overnight Financing Rate (SOFR) for the most recent quarter plus an applicable margin of 7% and had a maturity date of September 10, 2024. The credit facility is collateralized by the receivables of cash advances funded by the credit facility, as well as the payments collected from subscribers who took a cash advance funded by the credit facility. On September 11, 2024, the second amendment to the agreement was executed extending the maturity date to March 31, 2025, with an automatic extension available to June 30, 2025, and the applicable margin changed from 7% to 6.75%. At September 30, 2024, the credit facility had an outstanding balance of $49,300 and bore an interest at 12.07%. Subsequent to September 30, 2024, the credit facility was fully repaid on January 31, 2025 following the acquisition of the Company by Upbound. In conjunction with the credit facility, the Company entered into a warrant purchase agreement, on November 9, 2020, with the lender which allows the lender the right to purchase preferred shares equivalent to 0.20% of the Company’s then fully diluted capitalization after the Company completes its next capital raise of preferred stock with minimum proceeds of $5 million at an exercise price of 80% of the share price paid by purchasers of the next round of preferred share issuance. The warrant expires on November 9, 2030. If, prior to a qualified preferred capital raise, the Company undergoes a change of control, initial public offering or sale of all or substantially all of the Company’s assets, the Company will be required to make a cash payment in an amount sufficient to cause the lender to achieve an internal rate of return on the credit facility to increase by 1% (Lender Return Payment). In addition, if the warrants are not fully exercised by the lender prior to expiration and the fair market value per share is greater than the exercise price, the unexercised warrant will automatically be exercised. The fair value of the warrant agreement was determined to be immaterial, therefore, the entirety of the proceeds from issuance of the credit facility has been allocated to debt.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 15 On September 11, 2024, the warrant agreement was amended to include (1) exercise price shall mean the lesser of 80% of the next capital raise share price or $531, (2) next capital raise of preferred equity shall have occurred prior to December 31, 2025, and (3) right to purchase preferred shares if a preferred capital raise occurred prior to December 31, 2025, is equivalent to 0.20% of the Company’s then fully diluted capitalization, or if preferred capital raise does not occur prior to December 31, 2025, 1,878 shares of the Company’s common stock. The fair value of the warrant agreement was determined to be immaterial as of September 30, 2024. Subsequent to September 30, 2024, the Company was acquired by Upbound (change of control) on January 31, 2025 and therefore a Lender Return Payment of $877 was made to terminate the outstanding warrants. Note 8 – Convertible Debt From September 2020 through January 2021, the Company entered into various Convertible Note Purchase Agreements (Note Purchase Agreement) with various lenders providing for the purchase and sale of convertible notes in the aggregate initial principal of $8,225 (the Notes). The Notes bear interest at a rate of 4.00% per year (compounded annually). All unpaid principal and accrued interest is due and payable at any time after the maturity date. Effective October 31, 2022, the Note Purchase Agreement was amended to extend the maturity date to September 21, 2024. Effective September 17, 2024, the Note Purchase Agreement was further amended to revise the maturity date to September 20, 2024. As of September 30, 2024, all convertible debt has been converted into 33,229 Series A-3 Preferred Stock. As part of the Note Conversion Agreements, the lenders waived the payment by the Company of any unpaid accrued interest due on each Note upon conversion. As such, on September 20, 2024, $1,402 of accrued interest was waived and recognized as additional paid-in capital for Series A-3 financing. Note 9 – Simple Agreement for Future Equity (SAFE) Notes Payable From June 2022 through July 2022, the Company issued SAFE notes payable to investors for an aggregate amount of $8,652. The SAFEs are convertible into shares of common stock or preferred stock of the Company upon an equity financing, liquidity, or dissolution event with a valuation cap of $600,000. The investor has the option to convert the SAFE to a number of shares of common stock or preferred stock equal to the purchase amount divided by the price per share equal to the valuation cap divided by the Company Capitalization, as defined in the agreement, if an event has not occurred prior to a date specified within the SAFE agreement. This date ranges from June 16, 2024 through July 29, 2024, based on investor. As of September 30, 2024, no investors have exercised their option to convert. In the event of a dissolution, the Company will pay in cash to the note holders an amount equal to $8,652, due and payable immediately prior to, or concurrent with, the consummation of the dissolution. In the event of liquidity, the note holder at its option can receive a cash payment of $8,652 or number of common or preferred shares equal to $8,652 divided by the liquidity price as defined in the agreement. Subsequent to September 30, 2024, in connection with the Company’s acquisition by Upbound, all the SAFE notes were repaid in full by cash on January 31, 2025.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 16 Note 10 – Related-Party Transactions In September 2018, the Company entered into promissory note agreements with officers of the Company and various investors and lenders. The promissory note agreements bear interest at 10%. Payments of accrued, unpaid interest are due and payable on each anniversary of the closing date. As of September 30, 2024, the outstanding principal balance of the promissory note agreements was $539, of which $425 was related party. As of September 30, 2024, two noteholders had promissory note agreements with the Company which matured in September 2024 and were fully paid subsequent to September 30, 2024. Note 11 – Commitments and Contingencies From time to time, the Company may be involved in various claims and litigation arising in the ordinary course of business. In management’s opinion, the resolution of such matters, if any, is not expected to have a material adverse effect on the Company’s financial position, results of operations, or cash flows. Note 12 – Stockholders’ Equity Preferred stock Series Seed – As of September 30, 2024, the Company has 122,702 authorized, issued, and outstanding shares of Series Seed Preferred Stock (Series Seed) with a par value of $0.00001 per share. Series Seed are entitled to stockholder voting rights that are equal to the number of common shares into which Series Seed are convertible. The Series Seed original issue price is $14.975 per share and is subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series Seed. Series Seed have special preferred protective voting rights to approve, by majority vote, certain corporate events and changes including merger, consolidation, liquidation, increase in the amount of authorized preferred or common stock shares, and payment of dividends. Series A-1 – As of September 30, 2024, the Company has 139,391 authorized, issued, and outstanding Series A-1 preferred stock shares (Series A-1) with a par value of $0.00001 per share. Series A-1 are entitled to stockholder voting rights that are equal to the number of common shares into which Series A-1 are convertible. The Series A-1 original issue price is $166.267 per share and is subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series A-1. The Series A-1 have special preferred protective voting rights to approve, by majority vote, certain corporate events and changes including merger, consolidation, liquidation, increase in the amount of authorized preferred or common stock shares, and payment of dividends. Series A-2 – As of September 30, 2024, the Company has 10,644 authorized, issued, and outstanding Series A-2 preferred stock shares (Series A-2) with a par value of $0.00001 per share.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 17 Series A-2 are entitled to stockholder voting rights that are equal to the number of common shares into which Series A-2 are convertible. The Series A-2 original issue price is $151.716 per share and is subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series A-2. Series A-2 have special preferred protective voting rights to approve, by majority vote, certain corporate events and changes including merger, consolidation, liquidation, increase in the amount of authorized preferred or common stock shares, and payment of dividends. Series A-3 – As of September 30, 2024, the Company has 33,229 authorized, issued, and outstanding Series A-3 preferred stock shares (Series A-3) with a par value of $0.00001 per share. Series A-3 are entitled to stockholder voting rights that are equal to the number of common shares into which Series A-3 are convertible. The Series A-3 original issue price is $247.514 per share and is subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series A-3. Series A-3 have special preferred protective voting rights to approve, by majority vote, certain corporate events and changes including merger, consolidation, liquidation, increase in the amount of authorized preferred or common stock shares, and payment of dividends. Holders of Series Seed, Series A-1, Series A-2, and Series A-3 are entitled to preferential, ratable payment in the event of voluntary or involuntary liquidation, winding up the Company, or defined deemed liquidation event, including change of control or transfer of substantially all assets. The preferential, ratable payment is made to preferred shareholders out of available assets before any other stockholders are paid and determined as the greater of (a) one times the original issue price, plus any dividends declared but unpaid, or (b) amount that would have been payable if all shares of such series of preferred stock were converted into common stock in accordance with the stated conversion rights. No dividends have been declared as of September 30, 2024. After holders of Series Seed, Series A-1, Series A-2, and Series A-3 receive their preferential, ratable payment, the remaining assets shall be distributed among common stockholders, ratably, according to number of shares owned. A holder of Series Seed, Seed A-1, Series A-2, and Series A-3 with at least 7,342 shares of common stock issuable or issued upon conversion of the preferred stock or any other securities are a Major Investor (Major Investor). A Major Investor has the right to receive financial statements, the right of first offer on new securities issued by the Company, and the secondary refusal right to purchase up to its pro rata portion of certain restricted stock transfers not purchased pursuant to the Company’s right of first refusal. Series Seed, Series A-1, Series A-2, and Series A-3 are convertible at the option of the holder into such number of fully paid and non-assessable shares of common stock as is determined by dividing the applicable original issue price by the applicable conversion price. The conversion price is initially equal to the applicable original issue price. Common stock – As of September 30, 2024, the Company has 1,000,000 of authorized shares of common stock with par value $0.00001 per share. As of September 30, 2024, there were 564,322 shares of common stock issued and outstanding. During the nine months ended September 30, 2024, 3,939 shares of common stock were issued in connection with the exercise of stock options.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 18 Employee stock-based compensation – In 2017, Company’s Board of Directors adopted the Bridge It, Inc. 2017 Stock Plan (the Plan). The Plan authorizes the award of stock options and restricted stock awards. There were no restricted stock awards outstanding for the nine months ended September 30, 2024. Options granted under the Plan vest over the requisite service period, which is generally four years as follows: 25% of option shares vest on the first anniversary of the vesting commencement and 1/48th of the shares vest monthly over the remaining three years. Options expire ten years from the date of grant. The Plan provides for the issuance of both incentive stock options, expected to qualify within the meaning of Section 422 of the U.S. Tax Code and non-statutory stock options. The total number of shares reserved and available for grants under the Plan are 9,182, as of September 30, 2024. Stock options – Management has valued stock options at their date of grant utilizing the Black-Scholes option pricing model. The fair value of the underlying shares was determined by using a number of inputs including recent arm’s length transactions involving the sale of the Company’s common stock. The following table presents the assumptions used to value options granted during the nine months ended September 30, 2024: Term 7 years Risk-free interest rate 3.74% Dividend yield 0.00% Volatility 65.00% To determine expected volatility, the Company identified a group of peer companies and considered their historical stock prices. In finding similar companies, the Company considered the industry, stage of life cycle, size, and financial leverage of such other entities. The risk-free interest rate is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the expected life of the options depending on the date of the grant and expected life of the options. Activity with respect to options granted under the 2017 Stock Plan is summarized as follows for the nine months ended September 30, 2024: Shares Weighted- Average Exercise Price Weighted- Average Remaining Contractual Term (years) Weighted- Average Grant- Date Fair Value Options outstanding, December 31, 2023 73,219 24.21 7.96 15.11 Granted 11,940 28.25 - 18.64 Exercised (3,939) 27.14 - 16.77 Cancelled or forfeited (2,420) 27.18 - 17.62 Options outstanding, September 30, 2024 78,800 24.59 7.57 15.49 Nonvested at September 30, 2024 77,447 Exercisable at September 30, 2024 54,723 23.24

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (unaudited) (in thousands, except share and per share amounts) 19 The Company recognized $148 of stock based compensation expense arising from stock option grants, which is recorded as a component of other general and administrative expenses in the statement of income for the nine months ended September 30, 2024. There was $441 of total unrecognized compensation cost related to unvested stock options granted under the Plan as of September 30, 2024; the cost is expected to be recognized over the weighted-average remaining period of 2.37 years. Note 13 – Income Taxes In determining the provision for income taxes, the Company uses the estimated annual effective tax rate applied to the actual year-to-date income, adjusted for discrete items arising during the period. In addition, the effect of changes in enacted tax laws or rates and tax status is recognized in the interim period in which the change occurs. For the nine months ended September 30, 2024, the Company recorded an income tax provision of $831. The Company’s annual estimated effective tax rate of 5.05% differs from the U.S. federal statutory rate of 21% primarily due to the nondeductible expenses, change in valuation allowance, and research and development tax credits. Note 14 – 401(k) Savings Plan The Company maintains a 401(k) savings plan for the benefit of its employees. The Company currently does not make matching contributions to the 401(k) savings plan. All current employees, except for collectively bargained, nonresident alien, leased, interns, and temporary employees, are eligible to participate in the 401(k) savings plan.